UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                 Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ALPINE INCOME PROPERTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
ALPINE INCOME PROPERTY TRUST, INC. 2022 Annual Meeting of Stockholders Vote by May 18, 2022 11:59 PM ET

ALPINE INCOME PROPERTY TRUST, INC. 1140 N. WILLIAMSON BLVD., SUITE 140 DAYTONA BEACH, FL 32114

D73961-P71044

You invested in ALPINE INCOME PROPERTY TRUST, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2022.

Get informed before you vote

View the Notice of Annual Meeting of Stockholders and 2022 Proxy Statement, and our Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to May 5, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

					Board
Voting Items					Recommends

1.	Election of the six director nominees listed in the proxy statement for one-year terms expiring at the 2023 Annual Meeting of Stockholders.

	Nominees:				For
	01)	John P. Albright	04)	M. Carson Good
	02)	Mark O. Decker, Jr.	05)	Andrew C. Richardson
	03)	Rachel Elias Wein	06)	Jeffrey S. Yarckin
2.	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2022.				For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D73962-P71044